SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  July 13, 2000



                       SPRINT CORPORATION
     (Exact name of Registrant as specified in its charter)

          Kansas                       1-04721              48-0457967
(State of Incorporation)       (Commission File Number)  (I.R.S. Employer
                                                        Identification No.)


   2330 Shawnee Mission Parkway, Westwood, Kansas                   66205
     (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code  (913) 624-3000



     (Former name or former address, if changed since last report)


          P. O. Box 11315, Kansas City, Missouri 64112
        (Mailing address of principal executive offices)

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Item 5.  Other Events

Sprint and WorldCom Terminate Merger Agreement

     On July 13, 2000, Sprint Corporation and WorldCom, Inc. announced that the boards of directors of both companies have acted to terminate their merger agreement. Since the companies mutually agreed to terminate the merger agreement, no break-up fee will be incurred by either company.

     Additional information concerning the termination of the merger agreement is contained in the news release relating to the termination of the merger agreement, a copy of which is filed as Exhibit 99 hereto and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

     (c)    Exhibits

            99 News Release relating to the termination of the merger agreement.



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                                SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                               SPRINT CORPORATION


Date: July 13, 2000           By:  /s/ Michael T. Hyde
                                   Michael T. Hyde
                                   Assistant Secretary


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                         EXHIBIT INDEX

Exhibit
Number    Description                                       Page


99 News Release relating to the termination of the merger agreement.